Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LeddarTech Holdings Inc. (the “Company”) on Form 20-F for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frantz Saintellemy, Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 26, 2024	/s/ Frantz Saintellemy
Frantz Saintellemy
LeddarTech Holdings Inc.
Chief Executive Officer and
Director

A signed original of this written statement required by Section 906 has been provided to LeddarTech Holdings Inc. and will be retained by LeddarTech Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.